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                            AT&T CAPITAL CORPORATION

                           MEDIUM-TERM NOTES, SERIES G

                             DISTRIBUTION AGREEMENT

                                March ___, 1999

[Agents]

Ladies and Gentlemen:

     AT&T Capital Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time up to U.S. $6,000,000,000 (or the equivalent thereof in other currencies or currency units) aggregate principal amount of its Medium-Term Notes, Series G (the "Notes"), as such amount shall be reduced by the aggregate principal amount of any other debt securities and the aggregate purchase price of any warrants issued by the Company, whether within or without the United States (the "Other Securities"), pursuant to the Registration Statement discussed in Section II hereof, or otherwise. The Notes are to be issued under an Indenture dated as of March 1, 1999, as amended (the "Indenture") among the Company, Newcourt Credit Group Inc. ("Newcourt") and The Chase Manhattan Bank, as Trustee (the "Trustee"). The Notes will be guaranteed as to the payment of principal, premium, if any, and interest pursuant to the Guarantee dated as of March 1, 1999 made by Newcourt to the Trustee (the "Guarantee"). The Notes will be represented by either a global security registered in the name of a nominee of The Depository Trust Company (the "Depositary"), as Depositary (a "Book-Entry Note"), or a certificate issued in definitive form (a "Certificated Note"), as selected by the purchaser and agreed to by the Company and specified in the applicable pricing supplement. Beneficial interests in Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and its participants. Book-Entry Notes will not be issuable in definitive form, except under the circumstances described in the applicable prospectus supplement. The Notes shall be issued in the currency or currency unit (the "Specified Currency") and shall have the maturity ranges, annual interest rate (whether fixed or floating), redemption provisions, repayment provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time, including by any applicable pricing supplement (the "Pricing Supplement").

                                   SECTION I.

     Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes (a) directly to investors on its own behalf or (b) through other agents, dealers or underwriters, the Company hereby (i) appoints [Insert Agents] (each, an "Agent," and collectively, the "Agents") to act as its agents to solicit orders for, and to sell, all





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or part of the Notes during a period beginning on the date hereof and ending when the Notes have been sold, or such other time as the Company may specify to you in writing, and (ii) agrees that whenever the Company determines to sell Notes directly to any of the Agents as principal for resale to others it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section I(b) hereof.

    (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent, severally and not jointly, will use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. As soon as practicable, but in any event not later than one business day after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     Unless otherwise agreed between the Company and the Agents, the Company agrees to pay each Agent, as consideration for soliciting the sale of any Notes, a commission in the form of a discount equal to the following percentage of the principal amount of each Note sold by such Agent:

              TERM                     COMMISSION RATE

     From 9 months to 12 months               .050%

     More than 12 months to 18 months         .150%

     More than 18 months to 2 years           .200%

     More than 2 years to 3 years             .250%

     More than 3 years to 4 years             .350%

     More than 4 years to 5 years             .450%

     More than 5 years to 6 years             .500%

     More than 6 years to 7 years             .550%

     More than 7 years to 10 years            .600%

     More than 10 years to 15 years           .625%

     More than 15 years to 20 years           .700%

     More than 20 years to 30 years           .750%

     The commission payable by the Company to the Agents with respect to Notes with maturities greater than 30 years will be negotiated at the time the Company issues such Notes. Each Agent is authorized to solicit offers to purchase Notes only in principal amounts that are integral multiples of U.S. $1,000 or, if denominated in a Specified Currency other than U.S. dollars, then in principal amounts that are integral multiples of 1,000 units of such Specified Currency. Each Agent shall communicate to the Company, orally or in writing, each reasonable


                                      -2-





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offer received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein.

    (b) Purchases as Principal. Each sale of Notes to an Agent, as principal, shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement (which shall be either (i) substantially in the form of Exhibit A hereto and may take the form of an exchange of any standard form of written telecommunication between such Agent and the Company or (ii) an oral agreement) is herein referred to as a "Terms Agreement." Any oral agreement entered into pursuant to the preceding sentence shall be confirmed promptly in writing. Any written confirmation containing the terms of such an oral agreement delivered or transmitted by the Agent to the Company shall constitute an agreement between such Agent and the Company unless the Company objects thereto in writing within one business day. An Agent's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and Newcourt herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Notes, the Specified Currency in which such Notes shall be denominated, on which interest is to be paid and in which the redemption or repayment price, if any, is to be paid, the rate and with respect to floating rate Notes, the time at which interest will be paid on the Notes, whether such rate of interest shall be fixed or floating and the time and place of delivery of any payment for such Notes (the "Settlement Date"). Such Terms Agreement shall also specify any requirements for opinions of counsel and letters from the Company's and Newcourt's independent accountants pursuant to
Section III hereof and may also contain additional provisions relating to defaults by underwriters and other provisions relating to termination as may be agreed at the time between the Company and the applicable Agent. The Company agrees that if an Agent purchases Notes as principal for resale, such Agent shall receive in the form of a discount or otherwise, as shall be indicated in the applicable Terms Agreement or, if no compensation is indicated therein, a commission in accordance with the schedule forth in subsection (a) of this
Section I.

    (c) Procedures. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes, Series G, Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and the Agents.

    (d) Delivery. The documents required to be delivered by Section III of this Agreement shall be delivered on the date hereof or at such other time as you and the Company may agree upon in writing (each a "time of closing").

    (e) Other Securities. The Company agrees to notify each Agent of sales by the Company of the Other Securities.


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                                   SECTION II.

     The Company and Newcourt jointly and severally represent and warrant to each Agent as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent as principal pursuant to a Terms Agreement), as of each date the Company issues and sells Notes and as of each date the Registration Statement or Prospectus is amended or supplemented that:

          (a) The Company and Newcourt have jointly filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-3 (File No. 333-_______, 333-_______-01) relating to the Notes and the Guarantee including a prospectus and prospectus supplement relating to debt securities and warrants of the Company, including the Notes, and the Guarantee which has become effective under the Securities Act of 1933 (the "Act"), and has filed or will file with, or has delivered or will deliver for filing to, the Commission a prospectus supplement specifically relating to the Notes and Guarantee pursuant to Rule 424 under the Act. Each of the Company and Newcourt meets the requirements for use of Form F-3 under the Act. The term "Registration Statement" means such registration statement as amended or supplemented from time to time, together with any prospectus supplement or any prospectus or preliminary prospectus filed with the Commission pursuant to Rule 424 under the Securities Act. The term "Basic Prospectus" means the prospectus, as amended, included in the Registration Statement and any preliminary prospectus. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements specifically relating to the Notes and the Guarantee, as filed with, or delivered for filing to, the Commission pursuant to Rule 424. The term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Notes and Guarantee together with the Basic Prospectus. As used herein, Registration Statement, Basic Prospectus, Prospectus, and preliminary prospectus shall include in each case the material, if any, incorporated by reference therein at the particular time.

          (b) (i) Each part of the Registration Statement, filed with the Commission pursuant to the Act, when such part became effective (or, if later, at the time of Newcourt's filing of an annual report pursuant to the Exchange Act (as defined below)), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each Prospectus, if any, relating to any Notes and the Guarantee, filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Trust Indenture Act and the applicable instructions, rules and regulations of the Commission thereunder and (iv) the Registration Statement and the Prospectus do not and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the


                                      -4-





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     Company and Newcourt make no representations or warranties as to the information contained in or omitted from the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein which information is limited to the information provided in [Stabilization Language] (the "Provided Information") or as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture.

          (c) Each document or portion thereof incorporated by reference in the Prospectus complied when filed with the Commission in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with the applicable instructions, rules and regulations of the Commission thereunder, and each document, if any, hereafter filed under the Exchange Act and so incorporated by reference in the Prospectus will comply when so filed in all material respects with the requirements of such Exchange Act, instructions, rules and regulations.

          (d) The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of the Registration Statement and the Prospectus are public or certified accountants, independent with respect to the Company and Newcourt, as required by the Act and the rules and regulations of the Commission thereunder.

          (e) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and Newcourt and their respective consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the pro forma financial information and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, have been prepared in accordance with the applicable requirements of the Act and Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by the Company and Newcourt to be reasonable.

          (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the capital stock or long-term debt of the Company or Newcourt or any of their respective subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company or Newcourt and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company, Newcourt nor any of their respective subsidiaries has entered into any transaction or agreement (whether or not in


                                      -5-





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     the ordinary course of business) material to the Company and its subsidiaries and Newcourt and its subsidiaries, each taken as a whole.

          (g) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company and Newcourt (to the extent applicable).

          (h) (i) The Indenture has been duly authorized, executed and delivered by the Company and Newcourt and constitutes the valid and binding agreement of the Company and Newcourt, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); (ii) the Notes have been validly authorized for issuance and sale pursuant to this Agreement and, when the terms of a particular Note and of its issuance and sale have been duly established in accordance with the Indenture and this Agreement, and when such Note has been duly executed, authenticated, delivered and paid therefor as provided in this Agreement and the Indenture, such Note will be validly issued and outstanding, and will constitute the valid and binding agreement of the Company entitled to the benefits of the Indenture and enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles), and (iii) the Notes and the Indenture conform to the descriptions thereof contained in the Prospectus.

          (i) The Guarantee has been duly authorized, executed and delivered by Newcourt and constitutes the valid and binding agreement of Newcourt, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); and (ii) the Guarantee conforms to the descriptions thereof contained in the Prospectus.

          (j) Each of the Company, Newcourt and their respective subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification (except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Newcourt and the Company and their respective subsidiaries, taken as a whole), and has the power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, as described in the Prospectus.

          (k) Neither the Company, Newcourt nor any of their respective subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company, Newcourt and their respective subsidiaries taken as a whole.


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          (l) The execution, delivery and performance of this Agreement by the
     Company and Newcourt and any applicable Terms Agreement by the Company and Newcourt and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Newcourt or any of their respective subsidiaries is a party or by which the Company, Newcourt or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Newcourt or any of their respective subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company, Newcourt or any of their respective subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, Newcourt or any of their respective subsidiaries or any of their properties or assets, the effect of which breach, violation or default would be material to the Company, Newcourt and their subsidiaries taken as a whole, and except for the registration of the Notes and the Guarantee under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase or distribution of the Notes and the Guarantee by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company and Newcourt of, compliance by the Company and Newcourt with the provisions of, or consummation of the transactions contemplated by, this Agreement and any Terms Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization or order or to make such filing or registration would not be material to the Company, Newcourt and their subsidiaries taken as a whole.

          (m) Neither the Company nor Newcourt is and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                                  SECTION III.

     The obligations of each Agent hereunder and under any Terms Agreement are subject to the following conditions:

          (a) At the time of closing, at each Settlement Date with respect to any Terms Agreement and at any time any offer to sell any Note hereunder is made, the Indenture shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement as amended from time to time, shall be in effect, no proceedings for that purpose shall be pending before, or threatened by, the Commission, and at the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, a certificate, dated the time of closing or such applicable Settlement Date and signed by the President, a Vice President or the Treasurer of each of the Company and Newcourt to the effect that no


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     such stop order is in effect and, to the knowledge of the Company and
     Newcourt, no proceedings for such purpose are pending before, or threatened by, the Commission.

          (b) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from counsel for the Company and Newcourt, an opinion to the effect that

               (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership or leasing of properties or the conduct of its businesses requires such qualification (except where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and has all power and authority necessary to own its respective properties and conduct the businesses in which it is engaged, as described in the Prospectus;

              (ii) Newcourt has been duly incorporated and is validly existing and in good standing under the laws of the Province of Ontario, Canada, is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership or leasing of properties or the conduct of its businesses requires such qualification (except where the failure to so qualify or be in good standing would not have a material adverse effect upon Newcourt and its subsidiaries taken as a whole), and has all power and authority necessary to own its respective properties and conduct the businesses in which it is engaged, as described in the Prospectus;

             (iii) The issue and sale of the Notes by the Company and the compliance by the Company with all the provisions of this Agreement, (and, if the opinion is being given on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) and the Indenture, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole); and, except for the registrations or qualifications as may be required under the Exchange Act and


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          applicable state securities laws in connection with the purchase or distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company of, compliance by the Company with the provisions of, or the consummation of the transactions contemplated by the Indenture, this Agreement and any applicable Terms Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization, qualification or order or to make such filing or registration would not be material to the Company and its subsidiaries taken as a whole or affect the enforceability of the Notes;

              (iv) The issuance of the Guarantee by Newcourt and the compliance by Newcourt with all the provisions of this Agreement, the Guaranty and the Indenture, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Newcourt or any of its subsidiaries is a party or by which Newcourt or any of its subsidiaries is bound or to which any of the property or assets of Newcourt or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Newcourt or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Newcourt or any of its subsidiaries or any of their properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on Newcourt and its subsidiaries taken as a whole); and, except for the registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase or distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by Newcourt of, compliance by Newcourt with the provisions of, or the consummation of the transactions contemplated by the Guarantee, this Agreement and any applicable Terms Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization, qualification or order or to make such filing or registration would not be material to Newcourt and its subsidiaries taken as a whole or affect the enforceability of the Guarantee;

               (v) The Indenture has been duly authorized, executed and delivered by the Company and Newcourt and duly qualified under the Trust Indenture Act and is a valid and binding agreement of the Company and Newcourt enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles);

              (vi) The Notes are in a form contemplated by the Indenture and have been duly authorized by all necessary corporate action and (other than in the case


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          of an opinion delivered at a Settlement Date) when the terms of a particular Note and of its issuance and sale have been duly established in accordance with the Indenture and this Agreement so as not to violate any applicable law or agreement or instrument then binding on the Company or Newcourt, and when such Note has been duly executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, such Note will be a valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles), and entitled to the benefits of the Indenture;

             (vii) The Guarantee has been duly authorized, executed and delivered by Newcourt and duly qualified under the Trust Indenture Act and constitutes the valid and binding agreement of Newcourt, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles);

            (viii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

              (ix) The statements made in the Prospectus under the captions "Description of the Debt Securities," "Description of Medium-Term Notes, Series G," "Description of the Guarantee" and "Plan of Distribution," insofar as such statements constitute summaries of the legal matters, documents or proceedings specifically referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (x) This Agreement (and, if the opinion is being given on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed and delivered on behalf of the Company and Newcourt; and

              (xi) Except as to financial statements and schedules contained therein, as to which such counsel is not called upon to express any opinion or belief, (A) each document or portion thereof incorporated by reference in the Registration Statement and the Prospectus complied when filed with the Commission as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) each part of the Registration Statement filed with the Commission, when it became effective, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations


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          of the Commission thereunder, (C) the Registration Statement and the
          Prospectus, as amended or supplemented, comply, and at the date of this Agreement complied, as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, (D) the Registration Statement, as of its effective date (or, if later, at the time of Newcourt's filing of an annual report in accordance with the Exchange Act), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (E) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from Sidley & Austin, special tax counsel to the Company, an opinion confirming as correct in all material respects the opinion of such counsel expressed or referred to under "Material Federal Income Tax Consequences" in the Prospectus.

          (d) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from Chapman and Cutler, counsel to the Agents, an opinion or opinions with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as the Agents or such Agent may require, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling such counsel to pass upon such matters.

          (e) (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended and supplemented to the time of closing, and as of the date of acceptance by the Company of an offer to purchase Notes or the date of a Terms Agreement, as the case may be, there shall not have been (1) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or Newcourt and their respective subsidiaries, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, as amended and supplemented to such time of closing, date of acceptance by the Company or date of such Terms Agreement, or (2) any downgrading in the rating accorded the Company's or Newcourt's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Company's or Newcourt's debt securities; (ii) the representations and warranties of the Company and Newcourt herein shall be true at the time of closing, each date of acceptance by the Company of an offer to purchase Notes and at each Settlement

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



     Date with respect to any Terms Agreement; (iii) neither the Company nor Newcourt shall have failed, at or prior to the time of closing, such date of acceptance by the Company of an offer to purchase Notes or such applicable Settlement Date, to have performed all agreements herein contained which should have been performed by it at or prior to such time;
     (iv)(A) trading generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) trading of any securities of or guaranteed by the Company or Newcourt shall not have been suspended on any exchange or in any over-the-counter market, or (C) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities; and (v) each Agent shall have received at the time of closing, and the Agent which is a party to any Terms Agreement shall have received at each Settlement Date with respect to any such Terms Agreement, a certificate to the foregoing effect dated the day of the closing and signed by the President, a Vice President or the Treasurer of each of the Company and Newcourt.

          (f) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is party thereto shall have received, executed copies of a letter from the Company's or Newcourt's independent accountants, as applicable, addressed to the Company or Newcourt, as applicable, and to each Agent, if delivered at the time of closing, or to the Company or Newcourt and the applicable Agent if delivered in connection with any Terms Agreement, dated as of the closing date or the Settlement Date, as appropriate, to the effect that (i) they are independent public accountants as required by the Act and the applicable published rules and regulations of the Commission thereunder;
     (ii) the audited financial statements contained in or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the applicable published rules and regulations of the Commission thereunder; (iii) nothing has come to their attention as the result of specified procedures not constituting an audit that caused them to believe
     (A) that the unaudited financial statements, if any, contained in or incorporated by reference as aforesaid, do not so comply and are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements contained as aforesaid, (B) that there was any change in the capital stock or long or intermediate term debt of the Company or Newcourt (as applicable), or any decrease in net assets, from the date of the latest balance sheet which is contained in or incorporated by reference in the Registration Statement as aforesaid to a date not more than five days prior to the date of such letter or (C) that there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, income before interest deductions or net income from the date of the latest figures for such items contained in the Registration Statement to the date of the latest available financial statements of the Company or Newcourt (as applicable); and (iv) they have carried out specified procedures, which have been agreed to by the Agents, with respect to certain information included in the Registration Statement (including with respect to any pro forma financial information), and, on the basis of such procedures,

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



     they have found such information to be in agreement with the general accounting records of the Company and Newcourt, provided that with respect to any of the items specified in clause (iii), such letter may contain an exception for matters which the Registration Statement discloses have occurred or may occur; and provided further, that the letter may vary from the requirements specified in this subparagraph in such manner as may be acceptable to each Agent if delivered at the time of closing or the applicable Agent if delivered in connection with a Terms Agreement. If such letter is provided pursuant to this Section III(f), the Agents to whom such letter is addressed shall provide a letter addressed to such accountants to the effect that they have performed their due diligence or the Agents and the Company's independent accountants shall receive an opinion from Agents' counsel to the effect that in the event an action were maintained against an Agent under Section 11(a) of the Act, in respect of sales of the Notes made by or through such Agent pursuant to the Distribution Agreement, such Agent is entitled to assert a "due diligence" defense under Section 11(b)(3)(A) of the Act.

     In case, at the time of closing, and at each Settlement Date with respect to any Terms Agreement, any of the conditions specified above in this Section III shall not have been fulfilled, this Distribution Agreement may be terminated by the Agents, if such failure occurs at the time of closing, or such Terms Agreement may be terminated by the applicable Agent, if such failure occurs at a Settlement Date with respect to such Terms Agreement, in each case by delivering written notice of termination to the Company. Any such termination shall be without liability of any party to any other party.

                                   SECTION IV.

     The obligation of the Company to deliver the Notes upon payment therefor shall be subject to the following conditions: at the time of closing, and at each Settlement Date with respect to any Terms Agreement, the Indenture and the Guarantee shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect in effect and no proceedings for this purpose shall then be pending before, or threatened by, the Commission.

     In case the conditions specified above in this Section IV shall not have been fulfilled, this Agreement may be terminated by the Company and Newcourt by delivering written notice of termination to the Agents, if such failure occurs at the time of closing, or such Terms Agreement may be terminated by the Company by delivering written notice of termination to the applicable Agent, if such failure occurs at a Settlement Date with respect to such Terms Agreement.

     Any such termination shall be without liability of any party to any other party.

                                   SECTION V.

     In further consideration of your agreements herein contained with respect to any Notes, the Company and Newcourt each covenants and agrees as follows:

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



          (a) To furnish each of you, without charge, a copy of the Registration Statement, including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (d) below, as many copies of the Prospectus, relating to such Notes and the Guarantee, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request. The terms "supplement," and "amendment" or "amend" as used in this Agreement shall include all documents filed by the Company or Newcourt with the Commission subsequent to the date of the Basic Prospectus pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus.

          (b) To advise each of you promptly (confirming such advice in writing) of any official request made by the Commission for an amendment to the Registration Statement or Prospectus or for additional information with respect thereto and of any official notice of the institution of proceedings for, or of the entry of, a stop order suspending the effectiveness of the Registration Statement. The Company and Newcourt will use their best efforts to prevent the issuance of any such stop order, and, if such a stop order should be entered, the Company and Newcourt will make every reasonable effort to obtain the lifting or removal thereof as soon as possible.

          (c) Not to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Notes or the Guarantee of which you shall not previously have been advised or which shall be disapproved by Chapman and Cutler, your counsel, and not to file any document pursuant to the Exchange Act which is deemed to be incorporated by reference in the Prospectus of which Chapman and Cutler shall not previously have been advised.

          (d) If, during such period after the first date of the public offering of such Notes as in the opinion of Chapman and Cutler, your counsel, the Prospectus relating to such Notes is required by law to be delivered, any event shall occur as a result of which it is necessary to amend or supplement such Prospectus in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement such Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to each of you, either amendments or supplements to such Prospectus so that the statements in such Prospectus as so amended or supplemented will not, in the light of the circumstances when such Prospectus is delivered to a purchaser, be misleading or so that such Prospectus will comply with law.

          (e) To use its best efforts to qualify the Notes, or to assist in the qualification of the Notes by or on behalf of each of you, for offer and sale under the securities or Blue Sky laws of such jurisdictions as each of you may reasonably request, and to pay all expenses with respect thereto (including counsel fees), provided that neither the Company nor Newcourt shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to incur or to pay any such expenses if no Notes are delivered to and purchased by any Agent by reason of an Agent's default in making payment for the Notes.

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



          (f) To cause to be made generally available to its security holders as soon as practicable an earning statement or statements which shall meet the requirements of Section 11(a) of the Act and Rule 158 promulgated thereunder covering a period of twelve months which shall begin not later than the closing date of the Company's and Newcourt's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement with respect to each sale of Notes.

          (g) To apply the proceeds from the sale of the Notes as set forth under the heading "Use of Proceeds" appearing in the Prospectus.

          (h) Each acceptance by the Company of an offer for the purchase of Notes, and each sale of Notes to the applicable Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company and Newcourt contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or the applicable Agent, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

          (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates (excluding any change in the formula by which such interest rate may be determined) or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of the Agents.), or if the Company sells Notes to an Agent pursuant to a Terms Agreement, and if so indicated in the applicable Terms Agreement, the Company and Newcourt will deliver or cause to be delivered forthwith to each Agent or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a certificate of the Company and Newcourt signed by the President, a Vice President or the Treasurer of the Company and Newcourt, dated the date of the effectiveness of such amendment or filing or supplement or sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Sections III(a) and (e) that were last furnished to the Agent (either pursuant to Sections III(a) and (e) or pursuant to this Section V(i)) are true and correct as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in Sections III(a) and (e) relating to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

          (j) Each time the Registration Statement or the Prospectus is amended or supplemented, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to each Agent, or, in the case of a sale of Notes pursuant to a

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



     Terms Agreement, to the applicable Agent, written opinions of counsel and special tax counsel to the Company satisfactory to such Agent; provided, however, that such opinions need not be furnished with respect to an amendment or supplement (i) providing solely for a change in the interest rates offered on the Notes (other than a change in the formula by which such interest rate may be determined) or for a change deemed immaterial in the reasonable opinion of such Agent, or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (ii) above, in the reasonable judgment of such Agent, such financial statements or other information are of such a nature that an opinion of counsel should be furnished; provided, further that such counsel need not provide opinions regarding the content of such financial statements. Any such opinion shall be dated the date of such amendment or supplement, in form satisfactory to the Agent to whom such opinions will be delivered, and shall be of the same tenor as the opinion referred to in Sections III(b) and (c) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company or Newcourt, as applicable, shall cause the Company's or Newcourt's, as applicable, independent accountants forthwith to furnish each Agent or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section III (f) with regard to the amended or supplemented financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

          (l) Between the date of any Terms Agreement and the next Business Day after the Settlement Date with respect to such Terms Agreement, neither the Company nor Newcourt will, without your prior consent, offer or sell, or enter into any agreement to sell, in the United States any debt securities of the Company or Newcourt substantially similar to the Notes (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper in the ordinary course of business), except as may otherwise be provided in any such Terms Agreement. As used herein "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

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



          (m) The Company will pay all expenses incident to the performance of its obligations under this Agreement and any applicable Terms Agreement, including: (i) the preparation and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's accountants and Newcourt's accountants, the Company's special tax counsel and of the Trustee and its counsel, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section V(e), including filing fees and the reasonable fees and disbursements of your counsel in connection therewith and in connection with the preparation of any Blue Sky Memorandum and any Legal Investment Memorandum, (v) the printing and delivery to you in quantities as herein above stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indenture and any Blue Sky Memorandum and any Legal Investment Memorandum, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any advertising and other out-of-pocket expenses incurred with the approval of the Company, provided, however, that the expenses of any tombstone advertisement shall be paid by the Agents, and (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

     The Company shall also reimburse each Agent promptly upon receipt of an invoice from such Agent for the reasonable fees of counsel for such Agent incurred in connection with the offering and sale of the Notes (including the reasonable fees and expenses of special counsel in any state in the event it should become necessary to obtain opinions of such counsel as to usury or other matters of local law in order to obtain or maintain the qualifications referred to in Section V(e) hereof).

                                   SECTION VI.

     The parties hereto agree that:

          (a) The Company and Newcourt shall, jointly and severally, indemnify and hold each Agent harmless from and against any and all losses, claims, damages, and liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Newcourt shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Provided Information in the Registration Statement or Prospectus or any such amendment or supplement.

          (b) Each Agent will severally indemnify and hold harmless the Company and Newcourt against any losses, claims, damages or liabilities to which the Company or Newcourt may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission by such Agent was made in the Provided Information in the Registration Statement or Prospectus or any such amendment or supplement, and will reimburse the Company and Newcourt for any legal or other expenses reasonably incurred by the Company and Newcourt in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) The Company, Newcourt and each Agent agree that upon the commencement of any action against it, its directors, its officers who sign the Registration Statement, or any person controlling it as aforesaid in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its or their own expense in the defense of such action, or, if it or they so elect, to assume the defense of such action, and in the latter event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party or parties shall not elect to assume the defense of such action or shall fail to appoint counsel satisfactory to the indemnified party or parties, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include the Company, Newcourt and one or more Agents and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party or parties shall not have the right to assume the defense of such action on behalf of such indemnified party or parties and will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party or parties, it being understood that the indemnifying party or parties shall not, in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate

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



     firm of attorneys (in addition to local counsel) for all such indemnified parties, which shall be designated in writing by the Agents in the case of an action in which one or more Agents or controlling persons are indemnified parties and by the Company or Newcourt in the case of an action in which the Company or Newcourt or any of their respective directors, officers or controlling persons are indemnified parties The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

          (d) If the indemnification provided for in VI(a) or VI(b) is unavailable to an indemnified party in respect of any losses, claims, damages, or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under such paragraph, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Newcourt on the one hand and the Agents on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under VI(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Newcourt on one hand and the Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Newcourt on one hand and the Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement and any Terms Agreement (before deducting expenses) received by the Company bear to the total commissions received by the Agents with respect to the Notes purchased under this Agreement and any Terms Agreement. The relative fault of the Company and Newcourt and of the Agents shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Newcourt on one hand or by the Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, The Company, Newcourt and the Agents agree that it would not be just and equitable if contributions pursuant to this Section VI(d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section VI(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section VI(d) shall be deemed to include, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section VI(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes distributed to the public by it pursuant to this Agreement or any Terms Agreement exceeds the amount of any damages which such Agent has been required to pay by

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



     reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations in this Section VI(d) to contribute are several in proportion to their respective obligations under this Agreement and any Terms Agreement and not joint.

     The obligations of the Company and Newcourt under this Section VI shall be in addition to any liability which the Company and Newcourt may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act, and the obligations of the Agent under this Section VI shall be in addition to any liability which the respective Agents may otherwise have and shall extend, upon the same terms and conditions to each officer of the Company or Newcourt who signs the Registration Statement, each director of the Company or Newcourt and to each person, if any, who controls the Company or Newcourt within the meaning of the Act.

     The indemnity and contribution agreements contained in this Section VI and the representations and warranties of the Company and Newcourt in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or of any Terms Agreement hereunder, (ii) any investigation made by any Agent or on its behalf or any person controlling any Agent or by or on behalf of the Company, Newcourt, their respective directors or officers or any person controlling the Company or Newcourt and (iii) acceptance of and payment for any of the Notes.

                                  SECTION VII.

     This Agreement and any Terms Agreement hereunder shall inure to the benefit of the Company, Newcourt, their respective directors, their respective officers who sign the Registration Statement, each Agent, or in the case of any such Terms Agreement, the applicable Agent and each controlling person referred to in
Section VI hereof and their respective successors. Nothing in this Agreement or in any Terms Agreement hereunder is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement hereunder or any provision herein or therein contained. The term "successor" as used in this Agreement or any Terms Agreement hereunder shall not include any purchaser, as such purchaser, of any of the Notes from an Agent.

     The provisions of this Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Notes already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z), in any event, this Agreement shall remain in full force and effect insofar as the third paragraph of Section I(a), Section V(f), Section V(m) and Section VI are concerned.

                            [Signature Page Follows]

     This Agreement and any Terms Agreement may be executed in any number of counterparts each of which shall be an original, with the same effect as of the signatures thereto and hereto were upon the same instrument.

     This Agreement and any Terms Agreement hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                 Very truly yours,

                                 AT&T CAPITAL CORPORATION

                                 By______________________________
                                   Printed Name:_________________
                                   Title:________________________

                                 By______________________________
                                   Printed Name:_________________
                                   Title:________________________

                                 NEWCOURT CREDIT GROUP INC.

                                 By______________________________
                                   Printed Name:_________________
                                   Title:________________________

                                 By______________________________
                                   Printed Name:_________________
                                   Title:________________________

ACCEPTED:

By____________________________
   Printed Name:______________
   Title:_____________________

By____________________________
   Printed Name:______________
   Title:_____________________

By____________________________
   Printed Name:______________
   Title:_____________________

By____________________________
   Printed Name:______________
   Title:_____________________

By____________________________
   Printed Name:______________
   Title:_____________________

By____________________________
   Printed Name:______________
   Title:_____________________

                                                                       EXHIBIT A

                            AT&T CAPITAL CORPORATION

                           MEDIUM-TERM NOTES, SERIES G

                                 TERMS AGREEMENT

                                                             _____________, 1999

AT&T Capital Corporation
2 Gatehall Drive
Parsippany, New Jersey 07054

Attention:  __________________

     Re:  Distribution Agreement dated March ___, 1999
                 (the "Distribution Agreement")

     Subject in all respects to the terms and conditions of the Distribution Agreement, the undersigned agrees to purchase the following principal amount of your Medium-Term Notes, Series G:

     Specified Currency as to:

          Principal:
          Interest:
     Aggregate Principal Amount:  [U.S. $] [other]
     Price to Public:
     [Provisions relating to redemption, if any:]
     [Provisions relating to repayment, if any:]
     If Fixed Rate Notes:
          Interest Rate:
          Maturity:
          Amortization Schedule:
     If Floating Rate Notes:
          Base Rate:
          Initial Interest Date:
          Interest Determination Date:
          Interest Reset Date:
          Interest Reset Period:
          Record Date:

          Interest Payment Dates:
          Index Maturity:
          Maturity:
          Maximum Interest Rate:
          Minimum Interest Rate:
          Spread:
          Spread Multiplier:
          Indexed Currency or Currencies (if any):
     Settlement Date and Time:
     Place of Delivery:
     Calculation Agent:
     Form of Note (Book-Entry or Certificated):
     Purchase Price:
     Commission, if other than through discount:
     Method of and Specified Funds for Payment of Purchase Price: [By certified or official bank check or checks, payable to the order of the Company, in [New York] Clearing House] [immediately available] funds [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]
     Provisions relating to underwriter default, if any:
     Other termination provisions, if any:

     [The certificates referred to in Section V(i) of the Distribution Agreement, the opinions referred to in Section V(k) of the Distribution Agreement and the accountants' letters referred to in Section V(i) of the Distribution Agreement will be required.]

                                 [                               ]
                                  -------------------------------


                                 By______________________________
                                   Printed Name:_________________
                                   Title:________________________

ACCEPTED:

AT&T CAPITAL CORPORATION

By____________________________
   Printed Name:______________
   Title:_____________________

                                                                       EXHIBIT B

                            AT&T CAPITAL CORPORATION

             Medium-Term Notes, Series G, Administrative Procedures


     Medium-Term Notes, Series G (the "Notes") are to be offered on a continuous
basis by AT&T Capital Corporation (the "Company"). [                   ] (each,
an "Agent", and, collectively, the "Agents"), have agreed to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes for their own accounts. The Notes are being sold pursuant to a Distribution Agreement among the Company, Newcourt Capital Group Inc. ("Newcourt") and each Agent dated March ___, 1999 (the "Distribution Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Chase Manhattan Bank ("CMB") is the trustee (the "Trustee") under the Indenture covering the Notes (the "Indenture").

     Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to CMB as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Except in certain limited circumstances or unless otherwise determined by the Company, an owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note.

     CMB will act as paying agent ("Paying Agent") for the payment of principal of and premium, if any, and interest on the Notes and will perform, as Paying Agent, unless otherwise specified, the other duties specified herein. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Parts I and II hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Parts I and III hereof. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

     Administrative procedures and specific terms of the offerings are explained below.

PART I:     ADMINISTRATIVE PROCEDURES FOR ALL NOTES

     Maturities:              Each Note will have a maturity from date of issue
                              of not less than nine months.

     Price to Public:              Each Note will be issued at 100% of principal
                                   amount unless otherwise specified in the applicable pricing supplement.

     Acceptance of Orders:         The Company will have the sole right to
                                   accept offers to purchase Notes. Each Agent will promptly advise the Company of each reasonable offer to purchase Notes received by it, and, if the Company has not posted rates, the proposed rate of interest on such Notes. The Company may reject an offer in whole or in part. Each Agent may reject, in its discretion reasonably exercised, any offer received by it in whole or in part.

                                   If the Company accepts an offer to purchase a Note, it will prepare a pricing supplement reflecting the terms of such Note and will, so long as it is a participant in the Commission's EDGAR program, electronically submit a version of such pricing supplement complying with the rules of the Commission relating to such program, or, if the Company is no longer a participant in such program, arrange to have ten copies of such pricing supplement filed with, or mailed for filing to, the Commission, in each case no later than the second business day following the date such offer is accepted.

                                   One copy of such filed document will be sent by telecopy, overnight, express or special delivery (for delivery as soon as practicable following the trade, but in no event later than 11:00 a.m. on the Business Day following the applicable trade date), to the selling Agent and the Trustee at the following applicable address:

                                       if to ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

                                       if to _____________________ at __________

                                       if to ___________________________________
                                             ___________________________________

                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

                                       if to ___________________________________
                                             ___________________________________

                                       if to ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

                                       if to ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________


                                       if to the Trustee at The Chase Manhattan
                                       Bank, Corporate Trust Administration, 450
                                       West 33rd Street, New York, New York
                                       10001 Attn: Larry O'Brien (212) 946-8566,
                                       telecopier: (212) 946-8159

                                   Outdated Pricing Supplements and the
                                   supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

     Procedure for Rate Change     The Company and the Agent will discuss from
                                   time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. When a decision has been reached to change the interest rates of Notes being sold by the Company, the Company will promptly inform each Agent. Each Agent will advise the Company with respect to the changed rates. See "Acceptance of Orders," above.

     Suspension of Solicitation;
     Amendment or Supplement:      The Company may instruct the Agents to
                                   suspend solicitation of purchases at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that solicitation of purchases may be resumed.

                                   If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and the Trustee, and will furnish the Agents and the Trustee with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Company will file with the Commission any supplement to the Prospectus relating to the Notes, including any supplement which provides solely for a change in the interest rates offered on the Notes, provide the Agents with sufficient quantities of copies of any supplement within a reasonable time prior to the earlier of the delivery of written confirmation of the sale of Notes or the delivery of Notes to any purchaser thereof, and confirm to the Agents that such supplement has been filed with the Commission. In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decisions and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

     Delivery of Prospectus:       Each Agent shall, for each Note order
                                   received by it, deliver a copy of the
                                   Prospectus as most recently amended or
                                   supplemented (including the pricing
                                   supplement relating to such Note) with the earlier of the delivery or the confirmation or sale of the Note to a purchaser or such purchaser's agent.


     Payment of Selling
     Commission and Expenses:      The selling commission on each sale of Notes
                                   will be calculated by the applicable Agent and the applicable Agent will deduct, for its own account, the selling commission from the proceeds of each such sale of Notes. Each Agent will forward, from time to time at its discretion, an itemized statement setting forth the aggregate amount of out-of-pocket expenses incurred by it in connection with the offering and sale of the Notes, which are reimbursable to it pursuant to the terms of the Distribution Agreement. The Company will promptly remit payment to such Agent.

     Advertising:                  The Company will determine with each Agent
                                   the form, substance and amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Company or reimbursed to the Agents by the Company, provided, however, that the expenses of any tombstone advertisement shall be paid by the Agents.


PART II:    ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

     In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, CMB will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and CMB to DTC dated as of the date hereof, and a Medium Term Note Certificate Agreement between CMB and DTC, dated as of December 2, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

     Issuance:                     On any date of Settlement (as defined under
                                   "Sett1ement" below) for one or more
                                   Book-Entry Notes, the Company will issue a global security in fully registered form without coupons (a "Global Security") representing up to $200,000,000 principal amount of all such Notes that have the same stated maturity, redemption or repayment provisions, interest payment dates, interest payment period and original issue date, and, in the case of Fixed Rate Notes, interest rate and amortization schedule (if any), or in the case of Floating Rate Notes, initial interest rate, base rate, interest payment dates, index maturity, interest reset period, interest reset dates, spread or spread multiplier, minimum interest rate (if any), and maximum interest rate (if any)
                                   (collectively, "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee, acting as

                                   Authenticating Agent. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note.


     Identification Numbers:       The Company has arranged with the CUSIP
                                   Service Bureau of Standard & Poor's
                                   Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers
                                   (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has delivered to CMB and DTC a written list of such reserved CUSIP numbers of such series. The Company will assign CUSIP numbers to Global Securities as described below under "Settlement Procedure (b)". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved
                                   CUSIP numbers of the series remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to CMB and DTC.


     Registration:                 Global Securities will be issued only in
                                   fully registered form without coupons. Each
                                   Global Security will be registered in the name of CEDE & Co., as nominee for DTC, on the security register maintained under the Indenture by CMB as Registrar. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                                   Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

     Transfers:                    Transfers of a Book-Entry Note will be
                                   accompanied by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in
                                   DTC) acting on behalf of beneficial
                                   transferors and transferees of such Note.

     Exchanges:                    CMB may deliver to DTC and the CUSIP Service
                                   Bureau at any time a written notice of
                                   consolidation specifying (i) the CUSIP
                                   numbers of two or more Outstanding Global
                                   Securities that represent (A) Fixed Rate
                                   Book-Entry Notes having the same Terms and for which interest has been paid to the same date, or (B) Floating Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least 30 days after such written notice is delivered and at least
                                   30 days before the next interest payment date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement
                                   Global Security. Upon receipt of such a
                                   notice, DTC will send to its participants
                                   (including CMB) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, CMB will deliver to the CUSIP
                                   Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, CMB will exchange such Global Securities for a single Global
                                   Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global
                                   Securities will, in accordance with CUSIP
                                   Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global
                                   Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global
                                   Securities (see "Denominations" below).

     Denominations:                Unless otherwise specified in the applicable
                                   Pricing Supplement, Book-Entry Notes
                                   denominated in U.S. dollars will be issued in principal amounts that are integral multiples of $1,000. Unless otherwise specified in the applicable Pricing Supplement, Book-Entry
                                   Notes denominated in a currency other than U.S. dollars will be issued in increments of such currency approximately equal to
                                   U.S.$1,000 based upon the noon buying rate in New York City for cable transfers of such currency, as determined by the Federal
                                   Reserve Bank of New York on the Business
                                   Day immediately preceding the trade date for such Notes, rounded to the nearest increment of 1,000 units of such currency.
                                   In the case of Euros, unless otherwise
                                   specified in the applicable Pricing
                                   Supplement, the currency equivalent will be based upon the rate of exchange determined by the Commission of the European
                                   Communities, or any successor, as published in the Official Journal of the European
                                   Communities, or any successor publication, on the Business Day immediately preceding the trade date for such Notes rounded to the nearest increment of 1,000 units of such currency. Global Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more
                                   Book-Entry Notes having an aggregate
                                   principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.


     Interest:                     General. Interest on each Book-Entry Note
                                   will accrue from the original issue date or the last date to which interest has been paid, if any, on the Global Security representing such Note. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the interest payment date (provided that in the case of Floating
                                   Rate Notes which reset daily or weekly,
                                   interest payments will include interest
                                   accrued to and including the record date immediately preceding the interest payment date) or maturity date. Interest payable at the maturity of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's
                                   Corporation will use the information received in the pending deposit message described under Settlement Procedure "(c)" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                                   Record Date. The Record Date with respect to any interest payment date shall be the date fifteen calendar days prior to such interest payment date, whether or not such date shall be a Business Day.

                                   Fixed Rate Book-Entry Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Book-Entry Notes (other than Amortizing Notes) will be made semiannually on May 15 and November 15 of each year and at maturity, and, unless otherwise specified in the applicable Pricing Supplement, principal and interest payments on Book-Entry Amortizing Notes will be made semiannually on May 15 and November 15 of each year, or quarterly on February 15, May 15, August 15 and November 15 of each year and at maturity; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an interest payment date or on an interest payment date, the first interest payment will be made on the interest payment date following the next succeeding Record Date to the registered holder on such next succeeding Record Date of such Fixed Rate Book-Entry Note, provided further, that if any interest payment date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such interest payment date to the date of such payment on the next succeeding Business Day.

                                   Floating Rate Book-Entry Notes. Unless
                                   otherwise specified in the applicable Pricing Supplement, interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually, or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly interest payment period, on the third Wednesday of each month; with a quarterly interest payment period, on the third Wednesday of February, May, August and November of each year, with a semi-annual interest payment period on the third Wednesday of the two months specified pursuant to Settlement Procedure "(a)" below; and with an annual interest payment period, on the third Wednesday of the month specified pursuant to Settlement Procedure "(a)" below; provided, however, that if an interest payment date for a floating Rate Book-Entry Note (other than the maturity date) would otherwise be a day that is not a Business Day such interest payment date will be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day falls in the next succeeding calendar month, such interest payment date will be the immediately preceding Business Day. If the maturity date of a Floating Rate Book-Entry Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest shall accrue in such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day. In the case of a Floating Rate Book-Entry Note issued between a Record Date and an interest payment date, the first interest payment will be made on the interest payment date following the next succeeding Record Date to the registered holder on such next succeeding Record Date of such Floating Rate Book-Entry Note.

                                   Notice of Interest Payment and Record Dates.
                                   On the first Business Day of March, June,
                                   September and December of each year, CMB will deliver to the Company, the Trustee and DTC a written list of Record Dates and interest payment dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day.

     Calculation of Interest:      Fixed Rate Book-Entry Notes. Interest on
                                   Fixed Rate Book-Entry Notes (including
                                   interest for partial periods) will be
                                   calculated on the basis of a
                                   year of twelve thirty-day months. (Examples of interest calculations are as follows: The period from May 15, 1998, to November 15,
                                   1999, equals 6 months and 0 days, or 180
                                   days; the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from September 17, 1998, to February 15, 1999, equals 4 months and 28 days, or 148 days, the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Note.)

                                   Floating Rate Book-Entry Notes. Interest rates on floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

     Payments of Principal and
     Interest:                     Payment of Interest Only. Promptly after each
                                   Record Date, CMB will deliver to the Company, the Trustee and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security
                                   (other than an Amortizing Note) on the
                                   following interest payment date (other than an interest payment date coinciding with maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard &
                                   Poor's Corporation. In the case of Amortizing
                                   Notes, CMB will provide separate written notice to the Company and to DTC of the principal and or interest due on such security prior to each Interest Payment Date at the time and in the manner set forth in the Letter of Representations. The Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date
                                   (and, in the case of an Amortizing Note, principal and interest) (other than at maturity), and the Paying Agent will pay such amount to DTC at

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



                                   the times and in the manner set forth below under "Manner of Payment."

                                   Payments at Maturity and on Redemption or Repayment. On or about the first Business Day of each month, the Paying Agent will deliver to the Company, the Trustee and DTC a written list of principal and interest to be paid on each Global Security (other than an Amortizing Note) maturing either at stated maturity or on a redemption or repayment date in the following month. The Paying Agent, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the maturity of such Global Security. In the case of Amortizing Notes, the Paying Agent will provide separate written notice of the principal and interest due on such date to the Company and to DTC prior to the date of maturity and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representations. The Company will pay to the Paying Agent, the principal amount of such Global Security, together with interest due at such maturity. The Paying Agent will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment." If any stated maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such maturity. Promptly after payment to DTC of the principal and interest due at the maturity of such Global Security, the Paying Agent shall deliver such Global Security to the Trustee which shall cancel such Global Security in accordance with the terms of the Indenture and so advise the Company. On the first Business Day of each month, the Paying Agent will deliver to the Trustee a written statement indicating the total principal amount of outstanding Global Securities as of the preceding Business Day.

                                   Manner of Payment. The total amount of any principal and interest due on Global Securities on

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                                   any interest payment date or at maturity
                                   shall be paid by the Company to the Paying
                                   Agent in immediately available funds as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Paying Agent or by instructing the Paying Agent to withdraw funds from an account maintained by the Company as Paying Agent. The Company will confirm such instructions in writing to Paying Agent. Prior to 10:00 A.M. (New York City time) on each maturity date, redemption or repayment, or as soon as possible thereafter, following receipt of such funds from the Company, the Paying Agent will pay by separate wire transfer (using Fed-wire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each interest payment date (other than at maturity), interest payments and, in the case of Amortizing Notes, interest and principal payments shall be made to DTC in funds available for immediate use by DTC, in accordance with existing arrangements between the Paying Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company (as issuer or as Paying Agent), nor the Paying Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal or interest on the Book-Entry Notes.

                                   Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

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



     Settlement:                   The receipt by the Company of immediately
                                   available funds in payment for a Book-Entry
                                   Note and the authentication and issuance of the Global Security representing such Note shall constitute "Settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on another day which shall be no earlier than the next
                                   Business Day following the date of sale.

     Settlement Procedures:        Settlement Procedures with regard to each
                                   Book-Entry Note sold by the Company through an Agent, as agent, shall be as follows:

                             (a)   Such Agent will advise the Company by
                                   telephone (and will confirm in writing on the same date) of the following settlement information:

                                  (i)   Principal amount.

                                  (ii)  Stated maturity.

                                  (iii) In the case of a Fixed Rate Book-Entry
                                        Note, the interest rate and if such Note is an Amortizing Note, the interest rate and Amortization Schedule, or in the case of Floating Rate Book-Entry Note, the initial interest rate (if known at such time), base rate, index maturity, interest reset period, interest reset dates, spread or spread multiplier (if any); minimum interest rate (if any) and maximum interest rate (if any), interest payment period and interest payment dates and any other information necessary to complete such Note.

                                   (iv) Redemption provisions, if any.

                                   (v)  Repayment provisions, if any.

                                   (vi) Settlement date.

                                  (vii) Sale date.

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                                 (viii) Price.

                                   (ix) Agent's Commission, determined as
                                        provided in Section I(a) of the
                                        Distribution Agreement among the
                                        Company, the Guarantor and such Agent.

                                   (x)  Whether the Note is an original issue
                                        discount note, and if it is an original
                                        issue discount note, the total amount of original issue discount ("OID"), the yield to maturity and the initial accrual period OID.


                                   (xi) Net Proceeds to the Company.

                               (b) The Company will assign a CUSIP number to
                                   the Global Security representing such Note and then advise CMB by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "(a)" above, such CUSIP number and the name of such Agent. The Company will also notify the Agent of such CUSIP number by telephone as soon as practicable. Each such communication by the Company shall constitute a representation and warranty by the Company to CMB and each Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture pursuant to which such Note and Global Security are issued and (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all securities sold pursuant to the Registration Statement (as defined in the Distribution Agreement) (including the Notes) will not exceed $6 billion or the equivalent thereof in one or more currencies (except for securities represented by, authenticated and delivered in exchange for or in lieu of securities pursuant to Sections 2.08 and 2.09 of the Indenture).


                               (c) CMB will enter a pending deposit message
                                   through DTC's Participant Terminal System, providing the

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



                                   following settlement information to DTC, such Agent and Standard & Poor's Corporation:

                                   (i)  The information set forth in Settlement
                                        Procedure "(a)".

                                   (ii) Identification as a Fixed Rate
                                        Book-Entry Note and whether such Note is an Amortizing Note (by an appropriate notation in the comments field of DTC's Participant Terminal System) or a Floating Rate Book-Entry Note.

                                  (iii) Initial interest payment date for such
                                        Note, number of days by which such date
                                        succeeds the related Record Date (which, in the case of Floating Rate Notes which reset daily or weekly, shall for DTC purposes be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Record Date as defined in the Note), and, if known, the amount of interest payable on such Interest Payment Date.

                                   (iv) The interest payment period.

                                   (v)  CUSIP number of the Global Security
                                        representing such Note.

                                   (vi) The Participant account numbers
                                        maintained by DTC on behalf of the
                                        Agents and CMB.

                               (d) CMB will complete such Note, stamp the
                                   appropriate legend as instructed by the
                                   Company in accordance with DTC procedures, if not already set forth thereon, and authenticate the Global Security representing such Note.

                               (e) DTC will credit such Note to CMB's
                                   participant account at DTC.

                               (f) CMB will enter an SDFS deliver order
                                   through DTC's Participant Terminal System instructing DTC to (i) debit such Note to CMB's participant account and credit such Note to such Agent's

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



                                   participant account and (ii) debit such
                                   Agent's settlement account and credit CMB's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by CMB to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) CMB is holding such Global Security pursuant to the Medium Term Note Certificate Agreement between CMB and DTC.

                               (g) Such Agent will enter an SDFS deliver
                                   order through DTC's Participant Terminal
                                   System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement account of such Participant and credit the settlement account of such Agent for an amount equal to the price of such Note.

                               (h) Transfers of funds in accordance with
                                   SDFS deliver orders described in Settlement
                                   Procedures "(f)" and "(g)" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                               (i) CMB, upon confirming receipt of such
                                   funds, will credit or wire transfer to the account of the Company maintained at The Chase Manhattan Bank, New York, New York, in funds available for immediate use in the amount transferred to CMB in accordance with Settlement Procedure.


                               (j) The Agent will confirm the purchase of
                                   such Note to the purchaser either by
                                   transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.


     Settlement Procedures
     Timetable:                    For orders of Book-Entry Notes solicited by
                                   an Agent, as agent, and accepted by the
                                   Company for Settlement on the first Business
                                   Day after the sale

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



                                   date, Settlement Procedures "(a)" through
                                   "(j)" set forth above shall be completed as soon as possible but no later than the respective times (New York City time) set forth below:

     Settlement Procedure:                          Time

                                   (a)     11:00 A.M. on the sale date
                                   (b)     12:00 Noon on the sale date
                                   (c)     2:00 P.M. on the sale date
                                   (d)     9:00 A.M. on settlement date
                                   (e)     10:00 A.M. on settlement date
                                   (f)-(g) 2:00 P.M. on settlement date
                                   (h)     4:45 P.M. on settlement date
                                   (i)-(j) 5:00 P.M. on settlement date

                                   If a sale is to be settled more than one
                                   Business Day after the sale date, Settlement
                                   Procedures "(a)", "(b)" and "(c)" shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "(a)" is completed, Settlement Procedures "(b)" and "(c)" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business day following the trade date. Settlement Procedure "(h)" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                   If Settlement of a Book-Entry Note is
                                   rescheduled or cancelled, by no later than 2:00 P.M. on the Business Day preceding the settlement date, the Company will instruct CMB to deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect. (CMB will enter such message by no later than 4:00 P.M. on such Business Day.)

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



     Failure to Settle:            If CMB fails to enter an SDFS deliver order
                                   with respect to a Book-Entry Note pursuant to Settlement Procedure "(f)", CMB may deliver to DTC, through DTC's Participant Terminal
                                   System, as soon as practicable a withdrawal message instructing DTC to debit such Note to CMB's participant account. DTC will process the withdrawal message, provided that CMB's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "cancelled" and make appropriate entries in the Trustee's records.


                                   The CUSIP number assigned to such Global
                                   Security shall, in accordance with CUSIP
                                   Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to less than the entire principal amount of a Global Security, CMB will exchange such Global Security for two Global Securities, one of which shall represent the principal amount of such Global Security to which the withdrawal message relates and shall be cancelled immediately after issuance and the other of which shall represent the remaining principal amount previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                   If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "(f)" and "(g)", respectively. Thereafter, the Company will return to CMB the funds transferred in accordance with Settlement Procedure "(i)" and will instruct CMB to deliver the withdrawal message and take

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



                                   the related actions described in the
                                   preceding paragraph.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to less than the entire principal amount of a Global Security, the Trustee will provide, in accordance with Settlement Procedure "(d)", for the authentication and issuance of a Global Security representing the remaining principal amount to have been represented by such Global Security and will make appropriate entries in its records.

PART III:   ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

     Currencies:                   Certificated Notes will be denominated in
                                   U.S. dollars or in such other currency or currency unit as specified in the Prospectus
                                   (thc "Specified Currency").

     Denominations:                Unless otherwise specified in the applicable
                                   Pricing Supplement, the denomination of any Certified Notes denominated in U.S. dollars will be an integral multiple of $1,000.
                                   Unless otherwise specified in the
                                   applicable Pricing Supplement, Certificated
                                   Notes denominated in a currency other than U.S. dollars will be issued in increments of such currency approximately equal to
                                   U.S.$1,000 based upon the noon buying rate in New York City for cable transfers of such currency, as determined by the Federal
                                   Reserve Bank of New York on the Business
                                   Day immediately preceding the trade date for such Notes, rounded to the nearest increment of 1,000 units of such currency.
                                   In the case of Euros, unless otherwise
                                   specified in the applicable Pricing
                                   Supplement, the currency equivalent will be based upon the rate of exchange determined by the Commission of the European
                                   Communities, or any successor, as published in the Official Journal of the European
                                   Communities, or any successor publication, on the Business Day immediately preceding the trade date for such Notes rounded to the nearest increment of 1,000 units of such currency.



     Registration:                 Certificated Notes will be issued in fully
                                   registered form.

     Interest Payments:            Each Certificated Note which is a Fixed Rate
                                   Note will bear interest or, in the case of Certificated Amortizing Notes, principal and interest, from the date of issue at the annual rate stated on the face thereof, payable unless otherwise specified in the applicable Pricing Supplement semi-annually on May 15 and November 15 of each year, and at maturity or, in the case of Certificated
                                   Amortizing Notes, unless otherwise specified in the applicable Pricing Supplement, semi-annually on May 15 and November 15 of each year, or quarterly on February 15, May
                                   15, August 15 and November 15 of each year and at maturity subject to certain exceptions, and each Certificated Note which is a

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                                   Floating Rate Note will bear interest as
                                   determined in the manner set forth on the face thereof, payable on the date or dates set forth on the face thereof and will have the record dates as set forth in the Note.

                                   Interest or, in the case of a Certificated
                                   Amortizing Note, principal and interest, will be payable to the person in whose name the Certificated Note is registered at the close of business on the record date next preceding the interest payment date; provided, however, that (i) interest payable at maturity (whether or not the maturity date is an interest payment date) will be payable to the person to whom principal shall be payable, and (ii) the first payment of interest on any Certificated Note originally issued between a record date and an interest payment date will be made on the interest payment date following the next succeeding Record Date to the registered holder on such next succeeding Record Date of such Certificated Note.

                                   The date of issue of each Certificated Note will be the date of its authentication, as provided in the Indenture. The date of authentication of each Certificated Note will be the settlement date. Unless otherwise specified in the applicable Pricing Supplement, interest (including payments for partial periods) on Fixed Rate Certificated Notes will be calculated on the basis of a 360-day year of twelve 30-day months and interest on Floating Rate Certificated Notes will be determined by the Company and the Purchaser thereof in accordance with the provisions of the Prospectus. Except as otherwise set forth in the Prospectus, all interest payments and in the case of a Certificated Amortizing Note, principal and interest payments (excluding interest payments made on a date of maturity) will be made by check and mailed to the person entitled thereto as provided above.

                                   On the fifth business day immediately
                                   preceding each interest payment date, the Paying Agent will advise the Company of the aggregate amount of interest to be paid on the Certificated Notes (other than Certificated Amortizing Notes) theretofore issued on such interest payment date and the

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



                                   currency or currency units in which such interest payments are to be made. The Paying Agent will provide separate written notice to the Company specifying the aggregate amount of principal and interest to be paid on the Certificated Amortizing Notes on the following interest payment date (other than at maturity or earlier redemption or repayment). The Paying Agent will provide monthly to the Company's Treasury Department a list of the principal and interest to the extent ascertainable to be paid on the Notes (including Amortizing Notes) maturing in the next succeeding month.

     Settlement:                   The receipt of immediately available funds by
                                   the Company in payment for a Certificated
                                   Note and the authentication and issuance of such Certificated Note shall, with respect to such Certificated Note, constitute
                                   "Settlement." All orders accepted by the Company will be settled on the next business day pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that in the case of a delayed Settlement the Company will notify
                                   CMB at least 24 hours prior to the time of Settlement.

     Settlement Procedures:        Settlement Procedures with regard to each
                                   Certificated Note sold by an Agent as agent shall be as follows:

                                  (a)  Such Agent will advise the Company by
                                       telephone or facsimile of the following
                                       settlement information:

                                       (i)   Exact name in which Certificated
                                             Note is to be registered.

                                       (ii)  Exact address of the registered
                                             owner and address for payment of
                                             principal and interest.

                                       (iii) Taxpayer identification number of
                                             the registered owner.

                                       (iv)  Principal amount of the
                                             Certificated Note.

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



                                       (v)   Currency or currency unit.

                                       (vi)  Interest rate and, in the case of a
                                             Fixed Rate Certificated Note,
                                             whether such Note is an Amortizing
                                             Note, and, if so, the Amortization
                                             Schedule.

                                       (vii) Base Rate.

                                      (viii) Index maturity.

                                       (ix)  Initial interest rate.

                                       (x)   Interest Reset Period.

                                       (xi)  Interest Reset Dates.

                                       (xii) Interest Payment Periods.

                                      (xiii) Interest Payment Dates.

                                       (xiv) Redemption provisions, if any.

                                       (xv)  Repayment provisions, if any.

                                       (xvi) Whether the Note is an original
                                             issue discount note and if it is an
                                             original issue discount note, the
                                             total amount of original issue
                                             discount ("OID"), the yield to
                                             maturity and the initial accrual
                                             period OID.

                                      (xvii) Maximum interest rate.

                                     (xviii) Minimum interest rate.

                                       (xix) Spread or spread multiplier.

                                       (xx)  Date of Certificated Note.

                                       (xxi) Settlement date.

                                      (xxii) Maturity date.

                                     (xxiii) Agent's commission.

                                      (xxiv) Net proceeds to the Company.

                                       (xxv) Minimum denominations including the
                                             U.S. dollar equivalent thereof if
                                             denominated in other than U.S.
                                             dollars.

                                      (xxvi) Calculation Agent.

                                     (xxvii) All other items to be specified in
                                             any Note.

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




                                   (b)  The Company will provide CMB with the
                                        information listed in (a) (which, if
                                        provided orally, will be promptly
                                        confirmed in writing).

                                   (c)  CMB will complete and distribute the
                                        preprinted 4-ply Certificated Note
                                        packet containing the following
                                        documents in forms approved by the
                                        Company, the Agents and the Trustee:

                                        (i)   Note with customer confirmation.
                                        (ii)  Stub 1 - For Agent.
                                        (iii) Stub 2 - For Company.
                                        (iv)  Stub 3 - For CMB.

                                   (d)  CMB will deliver the Certificated Note
                                        (with the confirmation) and Stub 1 to
                                        the Agent or the Agent's agent.

                                   (e)  The Agent will make payment to the
                                        Company in immediately available funds
                                        equal to the principal amount of the
                                        Certificated Note less any applicable
                                        commission or discount.

                                   (f)  The Agent or the Agent's agent will
                                        deliver the Certificated Note (with
                                        confirmation) to the customer against
                                        payment in immediately available funds.

                                   (g)  The Agent or the Agent's agent will
                                        obtain the acknowledgment of receipt of
                                        the Certificated Note by the customer
                                        through completion of Stub 1.

                                   (h) CMB will send by first class mail Stub 2 to the Company. Periodically, CMB will also send to the Company and the Trustee a statement setting forth the principal amount of the Certificated Notes outstanding as of that date after giving effect to such transaction and all other orders of which the Company has advised CMB but which have not yet been settled.

     Settlement Procedures
     Timetable:                    For offers accepted by the Company,
                                   Settlement Procedures "(a)" through "(h)" set forth above shall be completed on or before the respective times to the extent possible
                                   (New York City time) set forth below:

     Settlement Procedure:                   Time

     (a) (i-iii)                   11:00 A.M. on day prior to settlement.
     (a) (iv-xx)                   5:00 P.M. on day of order
     (b)                           1:00 P.M. on day prior to settlement.
     (c)-(d)                       12:00 P.M. on day of settlement
     (e)-(f)                       3:00 P.M. on day of settlement
     (g)-(h)                       4:30 P.M. on day of settlement

     Fails: For orders received by an Agent, in the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note, such Agent will notify CMB, and the Company, by telephone, confirmed in writing, and return the Certificated Note to CMB. Upon receipt of the Certificated Note by CMB, the Company will immediately credit an account designated by such Agent in an amount of immediately available funds equal to the amount previously credited in respect of the Note. Such credits will be made on the settlement date, if possible, and in any event not later than the business day following the settlement date. The Agent shall deliver such Certificated Note to CMB as soon as practicable. If such fail shall have occurred for any reason other than the failure of the Agent to provide the necessary information to the Company as described above for Settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when such funds were credited to the account of the Company.

                                   Immediately upon receipt of the Certificated
                                   Note in respect of which the fail occurred, CMB will make appropriate entries in their records and CMB will deliver such Certificated Notes to the Trustee for cancellation in accordance with the Indenture.

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     Maturity:                     At maturity, the principal amount of each
                                   Certificated Note together with any accrued, but unpaid, interest will be payable in immediately available funds provided that the Paying Agent receives the Certificated Note, and appropriate information in time to make payments in such funds in accordance with its normal procedures. Certificated Notes presented to the Paying Agent or the Trustee will be cancelled and disposed of by the Trustee.


     Manner of Payment:            The total amount of any principal and
                                   interest due on Certificated Notes on any interest payment date or at maturity shall be paid by the Company to the Paying Agent in immediately available funds as of 9:30 A.M.
                                   (New York City time) on such date. The
                                   Company will make such payment on such
                                   Certificated Notes by wire transfer to the Paying Agent or by instructing the Paying
                                   Agent to withdraw funds from an account
                                   maintained by the Company at the Paying
                                   Agent. The Company will confirm such
                                   instructions in writing to the Paying Agent.


     Authenticity of Signature     The Agents will have no obligation or
                                   liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated
                                   Note.

                                         Calculation of Interest: The provisions
                                   set forth under "Calculation of Interest" in
                                   Part II of these Administrative Procedures shall apply mutatis mutandi with respect to Certificated Notes.

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